EXHIBIT 23


                  Consent of Independent Public Accountants



As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 File No. 33-30991, File No. 33-52622, File No. 33-60101 and File No. 333-18601 and on Form S-3 File No. 33-44869 and File No. 333-18599.



                                             /s/ Arthur Andersen LLP
                                             ---------------------------
                                             ARTHUR ANDERSEN LLP




Los Angeles, California
March 26, 1997